       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1998
                                                      REGISTRATION NO. 333-10469



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ___________________________

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ___________________________

                            WFC HOLDINGS CORPORATION
                      (SUCCESSOR TO WELLS FARGO & COMPANY)
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                    41-1921346
   (State of Incorporation)                 (I.R.S. Employer Identification No.)

                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                 (800) 411-4932
          (Address and telephone number of principal executive officer)

                                  ROSS J. KARI
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            WFC HOLDINGS CORPORATION
                              420 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94163
                                 (800) 411-4932
             (Name, address, telephone number of agent for service)
                          ___________________________

                                    COPY TO:

                             DOUGLAS D. SMITH, ESQ.
                           GIBSON, DUNN & CRUTCHER LLP
                              ONE MONTGOMERY STREET
                            TELESIS TOWER, 26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94104
                          ___________________________

    The Registrant hereby amends this Amendment to Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Amendment to Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Amendment to Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                          DEREGISTRATION OF SECURITIES


    The purpose of this Post-Effective Amendment No. 2 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 333-10469) (the "Registration Statement") of WFC Holdings Corporation, a Delaware corporation and the successor by merger to Wells Fargo & Company, is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, this 13th day of November 1998.


                                   WFC HOLDINGS CORPORATION

                                   By:      /s/  Richard M. Kovacevich
                                      ------------------------------------------
                                                   RICHARD M. KOVACEVICH
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


           SIGNATURE                      TITLE                       DATE

   /s/ Richard M. Kovacevich    Chairman of the Board and        November 13, 1998
  ---------------------------    Chief Executive Officer
     RICHARD M. KOVACEVICH       (Principal Executive
                                 Officer)


       /s/ Ross J. Kari         Executive Vice President         November 13, 1998
  ---------------------------    and Chief Financial Officer
         ROSS J. KARI            (Principal Financial
                                 Officer)


        /s/ Les Quock           Senior Vice President            November 13, 1998
  ---------------------------    and Controller (Principal
           LES QUOCK             Accounting Officer)


      /s/ Stanley S. Stroup     Director                         November 13, 1998
  ---------------------------
       STANLEY S. STROUP


        /s/ John E. Ganoe       Director                         November 13, 1998
  ---------------------------
         JOHN E. GANOE
